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Exhibit 10.04

ALIBRIS

1998 STOCK OPTION PLAN

        1.    Adoption and Purpose of the Plan.    This stock option plan, to be known as the "Alibris 1998 Stock Option Plan" (the "Plan") has been adopted by the board of directors (the "Board") of Alibris, a California corporation (the "Company"), and is subject to the approval of its shareholders pursuant to section 7 below. The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain qualified directors, officers, employees, independent contractors, consultants and advisers by providing them with an opportunity for investment in the Company. The options that may be granted hereunder ("Options") represent the right by the grantee thereof ("Optionee") to acquire shares of the Company's common stock ("Shares" which if acquired pursuant to the exercise of an Option will be referred to as "Option Shares") subject to the terms and conditions of this Plan and a written agreement between the Company and the Optionee to evidence each such Option (an "Option Agreement").

        2.    Certain Definitions.    The defined terms set forth in Exhibit A attached hereto and incorporated herein (together with other capitalized terms defined elsewhere in this Plan) will govern the interpretation of this Plan.

        3.    Eligibility.    The Company may grant Options under this Plan only to (i) persons who, at the time of such grant, are directors, officers and/or employees of the Company and/or any of its Subsidiaries, and (ii) persons who, and entities which, at the time of such grant, are independent contractors, consultants or advisers of the Company and/or any of its Subsidiaries ("Eligible Participants"). Subject to the provisions of section 4 of this Plan, there is no limitation on the number of Options that may be granted to an Eligible Participant.

        4.    Option Pool; Shares Reserved for Options.    In no event will the Company issue, in the aggregate, more than Three Hundred Sixty Thousand Shares (the "Option Pool") pursuant to the exercise of all Options granted under this Plan, exclusive of those Option Shares that may be reacquired by the Company by repurchase or otherwise; provided that in order to comply with the requirements of Section 260.140.45 of Title 10 of the California Code of Regulations (the "30% Rule"), at no time will the total number of Shares that either (x) may be acquired pursuant to the exercise of all outstanding Options granted hereunder or under any other outstanding options or warrants issued by the Company (exclusive of certain excluded rights and warrants described in the 30% Rule), or (y) are provided for under any stock bonus or similar plan of the Company, in the aggregate exceed 30% of the total number of then issued and outstanding Shares of the Company (including shares of convertible preferred stock or convertible senior common stock on an as converted basis), unless a percentage higher than 30% has been approved by at least two-thirds of the outstanding Shares of the Company entitled to vote. At all times while Options granted under this Plan are outstanding, the Company will reserve for issuance for the purposes hereof a sufficient number of authorized and unissued Shares to fully satisfy the Company's obligations under all such outstanding Options.

        5.    Administration.    This Plan will be administered and interpreted by the Board, or by a committee consisting of two or more members of the Board, appointed by the Board for such purpose (the Board, or such committee, referred to herein as the "Administrator"). Subject to the express terms and conditions hereof, the Administrator is authorized to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for its administration and interpretation. Specifically, the Administrator will have full and final authority in its discretion, subject to the specific limitations on that discretion as are set forth herein and in the Articles of Incorporation or Bylaws of the Company at any time:

  (a)
  to select and approve the Eligible Participants to whom Options will be granted; provided that no Option may be granted to any person after he or she ceases, or to any entity after it ceases, for any reason, to be an Eligible Participant (a "Loss of Eligibility Status");

  (b)
  to determine the Fair Market Value of the Shares as of the Grant Date for any Option;

  (c)
  with respect to each Option, to determine the terms and conditions of the Option, to be set forth in the Option Agreement evidencing the Option (the form of which also being subject to approval by the Administrator), which may vary from the "default" terms and conditions set forth in section 6 below, except to the extent otherwise provided, including, without limitation, as follows:

  (i)
  the total number of Option Shares that may be acquired by the Optionee pursuant to the Option;

  (ii)
  whether the Option granted to an employee of the Company or its Subsidiary will be designated an ISO; if an Option does not expressly so indicate, the Option will not be deemed an ISO;

  (iii)
  the per share purchase price to be paid to the Company by the Optionee to acquire the Option Shares issuable upon exercise of the Option (the "Option Price"); provided that the Option Price will not be less than 85% of the Fair Market Value of the Shares as of the Grant Date, unless the Optionee is a 10% Shareholder, in which case the Option Price will not be less than 110% of such Fair Market Value;

  (iv)
  the maximum period or term during which the Option will be exercisable (the "Option Term"), provided that in no event may the Option Term be longer than 10 years from the Grant Date;

  (v)
  the maximum period following any Loss of Eligibility Status with respect to the Optionee, whether resulting from his or her death, disability or any other reason, during which period (the "Grace Period") the Option will be exercisable, provided that in no event may the Administrator designate a Grace Period that is shorter than six months after such Loss of Eligibility Status by reason of the Optionee's death or disability, or 30 days after such Loss of Eligibility Status for any other reason, except in the event of a just Cause Termination, in which case no Grace Period will be required (i.e., the Option will terminate immediately);

  (vi)
  whether to accept a promissory note or other form of payment as a form of legal consideration in addition to cash as payment of all or a portion of the Option Price and/or Tax Withholding Liability to be paid by the Optionee upon the exercise of an Option granted hereunder;

  (vii)
  the conditions (e.g., the passage of time or the occurrence of events), if any, that must be satisfied prior to the vesting of the right to exercise all or specified portions of an Option (such portions being described as a percentage of the total number of Option Shares that may be acquired by the Optionee pursuant to the Option; the vested portion being referred to as a "Vested Option" and the unvested portion being referred to as an "Unvested Option"); provided that no such conditions (except the Loss of Eligibility Status of the Optionee, after which no Unvested Option will become a Vested Option) may be imposed which prevents an Optionee who is an employee, but who is neither an officer or director, of the Company or any of its Subsidiaries, from purchasing at least 20% of the Option Shares initially subject to the Option as of the first anniversary of the Grant Date, and as of each anniversary thereafter, such that by the fifth anniversary of the Grant Date (assuming no such Loss of Eligibility Status) the entire Option would be deemed a Vested Option; and

    (viii)
    in addition, or as an alternative, to imposing conditions on the right to exercise an Option as provided in section 5(c)(vii) above, whether any portion of the Option Shares acquired by an Optionee upon exercise of an Option will be subject to repurchase by the Company or its assigns pursuant to section 6.8(c) below at the Option Price paid for such Shares (such Shares, if subject to repurchase at less than Fair Market Value, being referred to as "Unvested Shares") following a Termination of Eligibility Status or other designated event, and the conditions (e.g., the passage of time or the occurrence of events), if any, that must be satisfied for such Shares to be no longer subject to such right of repurchase at such Option Price (such Shares being referred to as "Vested Shares"); provided that no such conditions (except an Optionee's Termination of Eligibility Status, after which no Unvested Shares will become Vested Shares) may be imposed which prevent Unvested Shares held by an employee, who is neither an officer or director, of the Company and/or any of its Subsidiaries, from becoming Vested Shares at the rate of at least twenty percent (20%) per year following the Grant Date, such that by the fifth anniversary of the Grant Date (assuming no earlier Termination of Eligibility Status) all of the Shares would be deemed Vested Shares;

  (d)
  to delegate all or a portion of the Administrator's authority under sections 5(a), (b) and (c) above to one or more members of the Board who also are executive officers of the Company, and subject to such restrictions and limitations as the Administrator may decide to impose on such delegation.

        6.    Default Terms and Conditions of Option Agreements.    Unless otherwise expressly provided in an Option Agreement based on the Administrator's determination pursuant to section 5(c) above, the following terms and conditions will be deemed to apply to each Option as if expressly set forth in the Option Agreement, provided that in no event may an Option Agreement modify the provisions of section 6.7(a):

          6.1    ISO.    If an Option is granted to an Eligible Participant who, as of the Grant Date, is an employee of the Company or any Subsidiary (as determined under Section 3401(c) of the Code), and the Option is designated by the Administrator as an ISO and the Option Agreement so states, then the Option will be subject to the following additional terms and conditions:

  (a)
  To the extent that the Fair Market Value of Option Shares (determined as of the Grant Date) with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its Subsidiaries) exceeds $100,000, an Option granted to such Optionee will not be treated as an ISO.

  (b)
  The Option Price will not be less than 100% of the Fair Market Value of the Shares as of the Grant Date, except that if the Optionee is a 10% Shareholder the Option Price will not be less than 110% of the Fair Market Value of the Shares as of the Grant Date, and the Option Term may not be more than five (5) years.

  (c)
  Notwithstanding any Grace Period selected by the Administrator pursuant to section 5(c)(v) above, or the default provisions of section 6.3 below, the tax treatment available pursuant to Section 422 of the Code upon the exercise of the ISO will not be available to an Optionee who exercises the Option (if permitted to do so) more than (i) three months following the Optionee's Loss of Eligibility Status other than by reason of his or her death or disability, or (ii) 12 months following such Optionee's Loss of Eligibility Status by reason or his or her disability, whichever case may be applicable.

          6.2    Option Term.    The Option Term will be for a period of 10 years beginning on the Grant Date (subject to section 6.1(b) above in the case of an ISO granted to a 10% Shareholder).

          6.3    Grace Periods.    Following a Loss of Eligibility Status:

  (a)
  the Grace Period will be sixty days, unless the Loss of Eligibility Status is a result of a just Cause Termination or the death or disability of the Optionee;

  (b)
  the Grace Period will be six months if the Loss of Eligibility Status is a result of the death or disability of the Optionee;

  (c)
  the Option will terminate, and there will be no Grace Period, effective immediately as of the date and time of a Loss of Eligibility Status which results from a Just Cause Termination of the Optionee, regardless of whether the Option is Vested or Unvested; and

  (d)
  in all events following a Loss of Eligibility Status, no portion of an Option may be exercised as would result in the purchase of Unvested Shares.

          6.4    Vesting.    Section 5(c)(viii), and not section 5(c)(vii), will apply to the Option. The shares into which the Option is exercisable initially will be deemed entirely Unvested Shares, but portions of the shares into which the Option is exercisable will become Vested Shares on the following schedule:

  (a)
  twenty-five percent (25%) will become Vested Shares as of the first anniversary of the "Vesting Start Date" specified in the Option Agreement (which may be earlier than the Grant Date specified therein);

  (b)
  the balance of the shares into which the Option is exercisable will become Vested Shares pro rata monthly over the three year period commencing with the first anniversary of such Vesting Start Date; and

  (c)
  upon a Change of Control Transaction, an additional twelve and one-half percent (12.5%) of the shares into which the Option is exercisable will become Vested Shares; provided that the Optionee is employed by the Company immediately prior to the Change of Control Transaction and is terminated without cause by the Successor Entity upon or within six months after the time of the Change of Control Transaction as a result thereof.

provided that the Optionee does not suffer a Loss of Eligibility Status prior to each such vesting date and provided further that additional vesting will be suspended during any period while the Optionee is on a leave of absence from the Company, as determined by the Administrator.

          6.5    Exercise of the Option; Issuance of Share Certificate.

  (a)
  Subject to section 6.5(d) below, the portion of the Option that is a Vested Option may be exercised by giving written notice thereof to the Company, on such form as may be specified by the Administrator, but in any event stating: the Optionee's intention to exercise the Option; the date of exercise; the number of full Option Shares to be purchased (which number will be no less than 100 Shares, without regard to adjustments to the number of Shares subject to the Option pursuant to section 8 below, or, if less, all of the remaining Shares subject to the Option); the amount and form of payment of the Option Price; and such assurances of the Optionee's investment intent as the Company may require to ensure that the transaction complies in all respects with the requirements of the 1933 Act and other applicable securities laws. The notice of exercise will be signed by the person or persons exercising the Option. In the event that the Option is being exercised by the representative of the Optionee, the notice will be accompanied by proof satisfactory to the Company of the representative's right to exercise the Option. The notice of exercise will be accompanied by full payment of the Option Price for the number of Option Shares to be purchased, in United States dollars, in cash, by check made payable to the Company, or by delivery of such other form of payment (if any) as approved by the Administrator in the particular case.

  (b)
  To the extent required by applicable federal, state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, the Optionee will make arrangements satisfactory to the Company for the payment of any applicable Tax Withholding Liability that may arise by reason of or in connection with such exercise. Such arrangements may include, in the Company's sole discretion, that the Optionee tender to the Company the amount of such Tax Withholding Liability, in cash, by check made payable to the Company, or in the form of such other payment as may be approved by the Administrator, in its discretion pursuant to section 5(c)(vi) above.

  (c)
  After receiving a proper notice of exercise and payment of the applicable Option Price and Tax Withholding Liability, the Company will cause to be issued a certificate or certificates for the Option Shares as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option and the Company will cause such certificate or certificates to be delivered to such person.

          6.6    Compliance with Law.    Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, and Option Shares may be issued pursuant to the exercise thereof by an Optionee, only after and on the condition that there has been compliance with all applicable federal and state securities laws. The Company will not be required to list, register or qualify any Option Shares upon any securities exchange, under any applicable state, federal or foreign law or regulation, or with the Securities and Exchange Commission or any state agency, or secure the consent or approval of any governmental regulatory authority, except that if at any time the Board determines, in its discretion, that such listing, registration or qualification of the Option Shares, or any such consent or approval, is necessary or desirable as a condition of or in connection with the exercise of an Option and the purchase of Option Shares thereunder, that Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions that are not acceptable to the Board, in its discretion. However, the Company will seek to register or qualify with, or as may be provided by applicable local law, file for and secure an exemption from such registration or qualification requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

          6.7    Restrictions on Transfer.

            (a)    Options Nontransferable.    No Option will be transferable by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of a natural person who is granted an Option under this Plan, the Option will be exercisable only by him or her.

            (b)    Prohibited Transfers.    Prior to the Initial Public Offering, no Holder of any Option Shares may Transfer such Shares, or any interest therein: (i) except as expressly provided in this Plan; and (ii) in full compliance with all applicable securities laws. All Transfers of Option Shares not complying with the specific limitations and conditions set forth in this section 6.7 and section 6.8 below are expressly prohibited. Any prohibited Transfer is void and of no effect, and no purported transferee in connection therewith will be recognized as a Holder of Option Shares for any purpose whatsoever. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertakings or rights under this Plan, or exercise any other legal or equitable remedy.

            (c)    Conditions to Transfer.    It will be a condition to any Transfer of any Option Shares that:

    (i)
    the transferee of the Shares will execute such documents as the Company may reasonably require to ensure that the Company's rights under this Plan, and any applicable Option Agreement, are adequately protected with respect to such Shares, including, without limitation, the transferee's agreement to be bound by all of the terms and conditions of this Plan and such Agreement, as if he or she were the original Holder of such Shares; and

    (ii)
    the Company is satisfied that such Transfer complies in all respects with the requirements imposed by applicable state and federal securities laws and regulations.

            (d)    Market Standoff.    If in connection with any public offering of securities of the Company (or any Successor Entity), the underwriter or underwriters managing such offering so requests, then each Optionee and each Holder of Option Shares will agree to not sell or otherwise Transfer any such Shares (other than Shares included in such underwriting) without the prior written consent of such underwriter, for such period of time as may be requested by the underwriter (not to exceed 210 days) commencing on the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering.

          6.8    Rights of Purchase and First Refusal.    The Company will have the following rights of purchase and first refusal with respect to Option Shares, provided that the rights set forth in sections (a) and (b) will terminate upon the closing of the Initial Public Offering:

            (a)    Right of First Refusal.    If any Holder proposes to Transfer any Option Shares, other than in the case of an Involuntary or Donative Transfer subject to section 6.8(b) below, the Company will have an assignable right of first refusal to purchase such Shares on the terms and conditions set out in this section 6.8(a). If the Company (or its assignee) elects to exercise such right, it will do so on an all-or-nothing basis with respect to any particular Transfer of Shares in the following manner:

    (i)
    Before any such Transfer, the Holder proposing to Transfer such Shares will deliver a notice of proposed Transfer (a "Proposed Transfer Notice") to the Company stating: the number of Option Shares that the Holder proposes to Transfer and the Holder's bona fide intention to Transfer such Shares; the names and addresses of the Holder, the proposed transferee and subsequently such other information regarding such transferee as the Company reasonably requests; the manner and date of such proposed Transfer; and the bona fide cash price and/or other consideration (and the fair market value thereof) per share, if any, that such Transferee has offered to pay Holder for such Shares (the "Offered Price") as well as such other terms, including payment terms, and conditions, if any, as were included in such offer (the "Offered Terms").

    (ii)
    The Company (or its assignee) may exercise its right of first refusal under this section 6.8(a) at any time not more than thirty (30) days after the Company has received the Proposed Transfer Notice with respect to such Shares. If the Company (or its assignee) elects to exercise such purchase rights it will do so by delivering to the Holder of such Shares a notice of such election and a closing date that is no more than sixty (60) days after receipt of the Proposed Transfer Notice (or such later date as the transferee may have offered or on which the Transfer is otherwise scheduled to occur).

    (iii)
    At the closing of the sale of the Shares to the Company (or its assignee), to be held at its principal executive offices, the Company (or its assignee) will pay the Holder of the Shares, in cash, the purchase price equal to the Offered Price, subject to an appropriate adjustment to take into account any deferred payment terms that were included in the Offered Terms, except in the case of a Transfer of Option Shares without consideration; provided that if the Offered Price includes any non-cash consideration, the value thereof for purposes of this section 6.8(a) will be determined in good faith by the Board.

    (iv)
    If the Company (including its assignees) fails or refuses to exercise its rights under this section 6.8(a) with respect to any Shares that are the subject of any Proposed Transfer Notice, then the Holder will have the right to Transfer such Shares to the transferee named in such Notice at the Offered Price and upon such Offered Terms as were set forth in such Notice; provided that such Transfer must be completed within ninety (90) days after the Company has received the Proposed Transfer Notice with respect to such Shares.

            (b)    Following an Involuntary or Donative Transfer.    Following any Involuntary Transfer or Donative Transfer of Option Shares (the "Transferred Shares"), the Company will have the assignable right to purchase from the transferee of the Transferred Shares ("Transferee") all or a portion of such Shares for a purchase price that is equal to the Fair Market Value of those Shares as of the date of such Transfer. If the Company (or its assignee) elects to exercise such right, it will do so in the following manner:

    (i)
    Promptly after such Transfer, the transferor of the Transferred Shares will deliver, or will cause the Transferee to deliver, a notice (a "Completed Transfer Notice") to the Company stating: the number of Transferred Shares; the names and addresses of the transferor and the Transferee, and subsequently such other information regarding the Transferee as the Company reasonably requests; and the manner, circumstances and date of such Transfer.

    (ii)
    The Company (or its assignee) may exercise its purchase rights under this section 6.8(b) at any time not more than ninety (90) days after the Company has received the Completed Transfer Notice with respect to the Transferred Shares. If the Company (or its assignee) elects to exercise such purchase rights it will do so by delivering to the Transferee a notice of such election, specifying the number of Transferred Shares to be purchased and a dosing date that is no more than sixty (60) days after the giving of such notice.

    (iii)
    At such closing, to be held at the Company's principal executive offices, the Company (or its assignee) will pay the Transferee the purchase price specified in this section 6.8(b).

            (c)    Following a Loss of Eligibility Status.    Following any Loss of Eligibility Status by the Original Holder of an Option, the Company will have the assignable right (but not the obligation) to purchase from the Holder of Shares acquired pursuant to the exercise of the Option (except to the extent that such Shares previously were transferred in a transaction as to which section 6.8(a) or (b) applied), all or a portion of such Shares as of the date of Loss of Eligibility Status for a purchase price that is equal to (1) in the case of Unvested Shares, the Option Price per Share paid upon the exercise of the Option, and (2) in the case of Vested Shares, the greater of (A) the Option Price per Share paid upon exercise of the Option and (B) the Fair Market Value of such Shares as of the date of such Loss of Eligibility Status, provided that the right to purchase Vested Shares shall terminate upon the Initial Public Offering. Such right will be exercisable in the following manner:

    (i)
    The Company (or its assignee) may exercise its right of repurchase under this section 6.8(c) at any time not more than ninety (90) days after the effective date of the Loss of Eligibility Status of the Original Holder of the Option (or in the case of Shares issued upon the exercise of Options after such Loss of Eligibility Status, a period of ninety (90) days after the date of the exercise). If the Company (or its assignee) elects to exercise such purchase rights it will do so by delivering to the Holder of such Shares a notice of such election, specifying the number of Shares to be purchased and a closing date that is within such ninety (90) day period.

    (ii)
    At such closing, to be held at the Company's principal executive offices, the Company (or its assignee) will pay the Holder of the Shares, the purchase price, as specified in this section 6.8(c), in cash, or by cancellation of indebtedness to the Company, if any, incurred by the original purchaser of the Option Shares to purchase the same, or both, at a closing to be held at the Company's principal executive offices on the date specified in such notice.

            (d)    Escrow.    For purposes of facilitating the enforcement of the restrictions on Transfer set forth in this Plan or in any Option Agreement, the Administrator may, at its discretion, require the Holder of Option Shares to deliver the certificate(s) for such Shares with a stock power executed by him or her and by his or her spouse (if required for Transfer), in blank, to the Secretary of the Company or his or her designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the Option Shares whose ownership they evidence are subject to any right of repurchase or first refusal under this Plan or under an Option Agreement, and shall be released by the escrow holder to an Optionee (or to any permitted transferee of the Optionee) when they are no longer subject to any right of repurchase or first refusal under this Plan or under the Option Agreement. Each Optionee, by exercising an Option, thereby acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the grant of an Option under this Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to an Option Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

          6.9    Change of Control Transactions.    Notwithstanding any other provision of this Plan, in the event of a Change of Control Transaction (as defined herein):

          (a)   with respect to all Options that have been granted hereunder and that are outstanding as of the consummation of such Change of Control Transaction, the Board, in its sole discretion, may determine that it is in the best interests of the Company, and if so may take all appropriate action either to:

      (i)
      cancel all such Options effective as of the consummation of the Change of Control Transaction and, in connection with each Option, any portion of which is a Vested, Option, notify the Optionee of the proposed Change of Control Transaction reasonably prior to its consummation so that the Optionee will have an opportunity to exercise the Vested Option immediately prior to such consummation; or

      (ii)
      require the Successor Entity in such Change of Control Transaction to assume the outstanding Options or substitute therefor comparable options of such Successor Entity (or of its parent or its Subsidiary); and

          (b)   with respect to all Option Shares that have been issued and that are outstanding as of the consummation of such Change of Control Transaction, the Company will have the right (but not the obligation) to repurchase all (but not less than all) of such Shares by paying each Holder thereof cash, or cancelling any indebtedness of such Holder to the Company, or both, at a closing to be held contemporaneously with the consummation of the Change of Control Transaction, provided that the repurchase price for such Shares will be an amount per Share that is equal to the Fair Market Value of the relevant Class of Shares based on the Board's good faith estimate of the valuation of the Company implied by the estimated fair market value of the total consideration to be paid in connection with the Change of Control Transaction.

For purposes of this section 6.9, the term "Change of Control Transaction" means a Business Combination in which less than 50% of the outstanding voting securities of the Successor Entity immediately following the Closing of the Business Combination transaction are beneficially held by those persons and entities in the same proportion as such persons and entities beneficially held the voting securities of the Company immediately prior to such transaction; the term "Business Combination" means a transaction or series of transactions consummated within any period of 90 days resulting in (A) the sale of all or substantially all of the assets of the Company, or (B) a merger or consolidation or other reorganization of which the Company or a Subsidiary is a merging party.

          6.10    Additional Restrictions on Transfer; Investment Intent.    By accepting an Option and/or Option Shares under this Plan, the Optionee will be deemed to represent, warrant and agree that, unless a registration statement is in effect with respect to the offer and sale of Option Shares: (i) neither the Option nor any such Shares will be freely tradeable and must be held indefinitely unless such Option and such Shares are either registered under the 1933 Act or an exemption from such registration is available; (ii) the Company is under no obligation to register the Option or any such Shares; (iii) upon exercise of the Option, the Optionee will purchase the Option Shares for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; (v) the Optionee has no present intention of disposing of the Option Shares at any particular time; and (vi) neither the Option nor the Shares have been qualified under the securities laws of any state and may only be offered and sold pursuant to an exception from qualification under applicable state securities laws.

          6.11    Stock Certificates; Legends.    Certificates representing Option Shares will bear all legends required by law and necessary or appropriate in the Administrator's discretion to effectuate the provisions of this Plan and of the applicable Option Agreement. The Company may place a "stop transfer" order against Option Shares until full compliance with all restrictions and conditions set forth in this Plan, in any applicable Option Agreement and in the legends referred to in this section 6.11.

          6.12    Notices.    Any notice to be given to the Company under the terms of an Option Agreement will be addressed to the Company at its principal executive office, Attention: President, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to him or her at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, deposited, postage prepaid, in a post office or branch post office regularly maintained by the local postal authority.

          6.13    Other Provisions.    Each Option Agreement may contain such other terms, provisions and conditions, including restrictions on the Transfer of Option Shares, and rights of the Company to repurchase such Shares, not inconsistent with this Plan and applicable law, as may be determined by the Administrator in its sole discretion.

          6.14    Specific Performance.    Under those circumstances in which the Company chooses to timely exercise its rights to repurchase Option Shares as provided herein or in any Option Agreement, the Company will be entitled to receive such Shares in specie in order to have the same available for future issuance without dilution of the holdings of other shareholders of the Company. By accepting Option Shares, the Holder thereof therefore acknowledges and agrees that money damages will be inadequate to compensate the Company and its shareholders if such a repurchase is not completed as contemplated hereunder and that the Company will, in such case, be entitled to a decree of specific performance of the terms hereof or to an injunction restraining such holder (or such Holder's personal representative) from violating this Plan or Option Agreement, in addition to any other remedies that may be available to the Company at law or in equity.

        7.    Term of the Plan.    This Plan will become effective on the date of its adoption by the Board, provided this Plan is approved by the shareholders of the Company (excluding Option Shares issued by the Company pursuant to the exercise of Options granted under this Plan) within 12 months before or after that date. If this Plan is not so approved by the shareholders of the Company within that 12-month period of time, any Options granted under this Plan will be rescinded and will be void. This Plan will expire on the tenth (10th) anniversary of the date of its adoption by the Board or its approval by the shareholders of the Company, whichever is earlier, unless it is terminated earlier pursuant to section 11 of this Plan, after which no more Options may be granted under this Plan, although all outstanding Options granted prior to such expiration or termination will remain subject to the provisions of this Plan, and no such expiration or termination of this Plan will result in the expiration or termination of any such Option prior to the expiration or early termination of the applicable Option Term.

        8.    Adjustments Upon Changes in Stock; Rights Offering.    In the event of any change in the outstanding Shares of the Company as a result of a stock split, reverse stock split, stock bonus or distribution, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in: (i) the aggregate number of Shares that are reserved for issuance in the Option Pool pursuant to section 4 above, under outstanding Options or future Options granted hereunder; (ii) the Option Price and the number of Option Shares that may be acquired under each outstanding Option granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Option Agreement evidencing an outstanding Option granted hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional Shares or securities convertible into or exchangeable for Shares.

        9.    Modification, Extension and Renewal of Options; Governing Law.    Subject to the terms and conditions and within the limitations of this Plan, the Administrator may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the Optionee, alter or impair any rights or obligations under any outstanding Option. This Plan will be governed by, and construed in accordance with, the substantive laws of the State of California as applied to contracts wholly made and performed therein by residents thereof.

        10.    Amendment and Discontinuance.    The Board may amend, suspend or discontinue this Plan at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose and provided further that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to section 8 hereof) the maximum aggregate number of Option Shares in the Option Pool, materially increase the benefits accruing to Eligible Participants, or materially modify the category of, or eligibility requirements for persons who are Eligible Participants. However, no such action may alter or impair any Option previously granted under this Plan without the consent of the Optionee, nor may the number of Option Shares in the Option Pool be reduced to a number that is less than the aggregate number of Option Shares (i) that may be issued pursuant to the exercise of all outstanding and unexpired Options granted hereunder, and (ii) that have been issued and are outstanding pursuant to the exercise of Options granted hereunder.

        11.    Information Provided by Company.    Prior to the date on which the Company is required to file its annual financial statements with the Securities and Exchange Commission under the Securities Exchange Act of 1934, the Company annually will make available to each Optionee the Company's financial statements (which statements need not be audited), and each Optionee will, by virtue of entering into an Option Agreement, be deemed to have agreed (and to cause any investment advisers to whom the Optionee proposes to make such information available to agree) to keep such information confidential and not to use, disclose or copy such information for any purpose whatsoever other than determining whether to exercise an Option. The Company deems such financial statements to be the valuable trade secrets of the Company, and in the event of any wrongful use, disclosure or other breach of the obligation to maintain the confidentiality of such financial information, the Company may seek to enforce all of its available legal and equitable rights and remedies, and may notify local law enforcement officials that a criminal misappropriation of the Company's trade secrets has taken place.

        12.    No Shareholder Rights.    No rights or privileges of a shareholder in the Company are conferred by reason of the granting of an Option. No Optionee will become a shareholder in the Company with respect to any Option Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

        13.    Copies of Plan.    A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.

ALIBRIS

1998 STOCK OPTION PLAN

EXHIBIT A
 DEFINITIONS

        1.    "10% Shareholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company and/or of its Subsidiaries.

        2.    "1933 Act" means the Securities Act of 1933, as amended.

        3.    "Administrator" has the meaning set forth in section 5 of the Plan.

        4.    "Board" has the meaning set forth in section 1 of the Plan.

        5.    "Business Combination" has the meaning set forth in section 6.9 of the Plan.

        6.    "Change of Control Transaction" has the meaning set forth in section 6.9 of the Plan.

        7.    "Closing" has the meaning set forth in section 6.9 of the Plan.

        8.    "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of the Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

        9.    "Company" has the meaning set forth in section 1 of the Plan.

        10.    "Completed Transfer Notice" has the meaning set forth in section 6.8(b) of the Plan.

        11.    "disability" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

        12.    "Donative Transfer" with respect to Option Shares means any voluntary Transfer by a transferor other than for value or the payment of consideration to the transferor. A Donative Transfer will include, without limitation: (i) a Transfer by will or under the laws of descent and distribution; or (ii) a Transfer by a Holder of Option Shares to his or her ancestors, descendants or spouse (other than pursuant to a decree of divorce, dissolution or separate maintenance, a property settlement, or a separation agreement or any similar agreement or arrangement with a spouse, except for bona fide estate planning purposes), or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of the Holder and/or such ancestors, descendants or spouse, including any Transfer in the form of a distribution from any such trust, partnership, limited liability company, custodianship or other fiduciary account to any of the foregoing permitted beneficial owners or beneficiaries thereof.

        13.    "Eligible Participants" has the meaning set forth in section 3 of the Plan.

        14.    "Fair Market Value" means, with respect to the Shares and as of the date that is relevant to such a determination (e.g., on the Grant Date), the market price per share of such Shares determined by the Administrator, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows: (a) if the Shares are traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (b) if the Shares are traded over-the-counter on the date in question and are classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date; (c) if the Shares are traded over-the-counter on the date in question but are not classified as a national market issue, then the Fair

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Market Value will be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and (d) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Administrator in good faith on such basis as it deems appropriate, taking into consideration the provisions of Section 260.140.50 of Title 10 of the California Code of Regulations.

        15.    "Grace Period" has the meaning set forth in section 5(c)(v) of the Plan.

        16.    "Grant Date" means, with respect to an Option, the date on which the Option Agreement evidencing that Option is entered into between the Company and the Optionee, or such other date as may be set forth in that Option Agreement as the "Grant Date" which will be the effective date of that Option Agreement.

        17.    "Holder" means the holder of any Option Shares.

        18.    "Initial Public Offering" means the closing of the first sale of securities of the Company, or of any Successor Entity, to the public, through a firm commitment underwriting, for an aggregate price (exclusive of underwriters' discounts and commissions and expenses of the offering) of at least fifteen million dollars ($15,000,000), pursuant to an effective registration statement filed with the Securities and Exchange Commission under the 1933 Act.

        19.    "Involuntary Transfer" with respect to Option Shares includes, without limitation, any of the following: (A) an assignment of the Shares for the benefit of creditors of the transferor; (B) a Transfer by operation of law; (C) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor; (D) a Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are Transferred or awarded to the spouse of the transferor or are required to be sold; or (E) a Transfer resulting from the filing by the transferor of a petition for relief, or the filing of an involuntary petition against the transferor, under the bankruptcy laws of the United States or of any other nation.

        20.    "ISO" means an "incentive stock option" as defined in Section 422 of the Code.

        21.    "Just Cause Termination" means a termination by the Company and/or any of its Subsidiaries of the Optionee's employment or services (or if the Optionee is a director, removal of him or her from the Board by action of the shareholders or, if permitted by applicable law and the Bylaws of the Company, the other directors), in connection with the good faith determination of the Board (or of the Company's shareholders if the Optionee is a director and the removal of him or her from the Board is by action of the shareholders, but in either case excluding the vote of the subject individual if he or she is a director or a shareholder) that the Optionee has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or any of its Subsidiaries.

        22.    "Loss of Eligibility Status" has the meaning set forth in section 5(a) of the Plan.

        23.    "Offered Price" has the meaning set forth in section 6.8(a) of the Plan.

        24.    "Offered Terms" has the meaning set forth in section 6.8(a) of the Plan.

        25.    "Option Agreement" has the meaning set forth in section 1 of the Plan.

        26.    "Option Pool" has the meaning set forth in section 4 of the Plan.

        27.    "Option Price" has the meaning set forth in section 5(c)(iii) of the Plan.

        28.    "Option Shares" has the meaning set forth in section 1 of the Plan, provided that for purposes of section 6.7 and section 6.8 of the Plan, the term "Option Shares" includes all Shares issued by the Company to a Holder (or his, her or its predecessor) by reason of such holdings, including any

2

securities which may be acquired as a result of a stock split, stock dividend, and other distributions of Shares in the Company made upon, or in exchange for, other securities of the Company.

        29.    "Option Term" has the meaning set forth in section 5(c)(iv) of the Plan.

        30.    "Optionee" has the meaning set forth in section 1 of the Plan.

        31.    "Options" has the meaning set forth in section 1 of the Plan.

        32.    "Original Holder" means the original Eligible Participant to whom an Option is granted under the Plan, even if such Option is transferred pursuant to section 6.7(a) of the Plan.

        33.    "Plan" has the meaning set forth in section 1 of the Plan.

        34.    "Proposed Transfer Notice" has the meaning set forth in section 6.8(a) of the Plan.

        35.    "Shares" has the meaning set forth in section 1 of the Plan.

        36.    "Subsidiary" has the same meaning as "subsidiary corporation" as defined in Section 424(f) of the Code.

        37.    "Successor Entity" means a corporation or other entity that acquires all or substantially all of the assets of the Company, or which is the surviving or parent entity resulting from a Business Combination, as that term is defined in section 6.9(b) of the Plan.

        38.    "Tax Withholding Liability" in connection with the exercise of any Option means all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

        39.    "Transfer" with respect to Option Shares, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of those Shares, including, without limitation, any Involuntary Transfer or any Donative Transfer.

        40.    "Transferee" has the meaning set forth in section 6.8(b) of the Plan.

        41.    "Transferred Shares" has the meaning set forth in section 6.8(b) of the Plan.

        42.    "Unvested Option" has the meaning set forth in section 5(c)(vii) of the Plan.

        43.    "Unvested Shares" has the meaning set forth in section 5(c)(viii) of the Plan.

        44.    "Vested Option" has the meaning set forth in section 5(c)(vii) of the Plan.

        45.    "Vested Shares" has the meaning set forth in section 5(c)(viii) of the Plan.

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OPTION AGREEMENT

UNDER THE ALIBRIS 1998 OPTION PLAN

        THIS AGREEMENT is made effective as of                        , 199    (the "Grant Date"), between ALIBRIS, a California corporation (the "Company"), and the undersigned Optionee.

        THE PARTIES AGREE AS FOLLOWS:

        1.    Option Grant.    Subject to all of the terms and conditions of this Agreement and of the Company's 1998 OPTION PLAN (the "Option Plan"), a copy of which is attached hereto and incorporated by reference, the Company hereby grants to Optionee an option (the "Option") to purchase the number of shares of Common Stock of (the "Shares"), for an exercise price per Share (the "Option Price"), and based upon a Grant Date set forth above and an Expiration Date (subject to earlier termination as provided in the Option Plan), all as set forth below:

Number of Shares subject to the Option:

Option Price per Share: $	$

Vesting Start Date:

Expiration Date:

        2.    Vesting.    The Shares purchasable upon exercise of the Option will become Vested Shares on the schedule set forth in Section 6.4 of the Option Plan; provided that in each case the Original Holder of the Option does not suffer a Loss of Eligibility Status prior to each such vesting date.

        3.    Representations and Warranties of Optionee.    Optionee represents and warrants that he or she is acquiring the Option, and will acquire any Shares obtained upon exercise of the Option, for investment purposes only, for Optionee's own account, and with no view to the distribution thereof.

        4.    No Employment Rights.    This Agreement gives Optionee no right to be retained as an employee of the Company and/or its Subsidiaries.

        5.    Terms of the Option Plan.    Optionee understands that the Option Plan includes important terms and conditions that apply to the Option. Those terms include: important conditions to the right of Optionee to exercise the Option; important restrictions on the ability of Optionee to transfer the Option or to Transfer any of the Shares received upon exercise of the Option; Company rights of repurchase related to Option Shares; and early termination of the Option following the occurrence of certain events. OPTIONEE HAS READ THE OPTION PLAN, AGREES TO BE BOUND BY ITS TERMS, AND MAKES EACH OF THE REPRESENTATIONS REQUIRED TO BE MADE BY OPTIONEE UNDER IT. OPTIONEE FURTHER ACKNOWLEDGES THAT THE COMPANY HAS GIVEN NO TAX ADVICE CONCERNING THE OPTION AND HAS ADVISED OPTIONEE TO CONSULT WITH HIS OR HER OWN TAX OR FINANCIAL ADVISOR ABOUT THE TAX TREATMENT OF THE OPTION AND ITS EXERCISE.

        6.    Miscellaneous.    Capitalized terms not otherwise defined herein will have the meaning set forth in the Option Plan. Neither this Agreement nor the Option is assignable by either party, except as expressly provided herein. All of the covenants and provisions of this Agreement by or for the benefit of the Company or Optionee shall bind and inure to the benefit of their respective successors. This Agreement (including the Option Plan) constitutes the final and complete expression of all of the terms of the understanding and agreement between the parties hereto concerning the subject matter hereof. This Agreement may not be modified, amended, altered or, supplemented except by means of the execution and delivery of a written instrument mutually executed by the Company and Optionee. This Agreement shall be construed and governed by the substantive laws of the State of California.

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        The parties hereby have entered into this Agreement as of the Grant Date.

ALIBRIS
By:

Title:

"OPTIONEE"

Address:

Social Security No.
Attachments:	(1)	Spousal Consent
	(2)	1998 Option Plan

2

CONSENT OF SPOUSE

        I am the spouse of                        , who together with Alibris, a California corporation (the "Company"), has entered into the Option Agreement, to which this Consent is attached. Capitalized terms not defined herein will have the meaning set forth in such agreement.

        I have read and understand the Option Agreement, and the Company's 1998 Option Plan (the "Option Plan"). I acknowledge that, by execution hereof, I am bound by the Option Agreement, and the Option Plan, as to any and all interests I may have in the Option and Option Shares. In particular, I understand and agree that the Option Shares (including any interest that I may have therein) are subject to certain repurchase rights in the Company and certain restrictions on transfer.

        I also agree with my spouse and the Company that if my spouse and I ever get divorced or enter into any marital property settlement agreement, or if my spouse or I ever seek a decree of separate maintenance, to the extent my spouse has or can obtain assets other than the Option Shares in amounts and of value sufficient to settle or satisfy any marital property claims I may have in the value of the Option Shares, I will accept such other assets in settlement of those claims.

        I agree that I will not do anything to try to prevent the operation of any part of the Option Agreement or the Option Plan. I acknowledge that I have had an opportunity to obtain independent counsel to advise me concerning the matters contained herein.

Signature

Dated:	Name:

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ALIBRIS, INC. 1998 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE

OPTIONEE INFORMATION

Name:	Social Security Number:	— —
Address:	Employee Number:

OPTION INFORMATION:

Date of Grant:	, 19	Type of Option:	☐ Nonstatutory (NSO) or
☐ Incentive (ISO)
Exercise Price per Share:	$
Total number of shares of Common Stock of Alibris, Inc. (the "Company") covered by option:	shares

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which option is being exercised now:                         . (These shares are referred to below as the "Purchased Shares.")

Total Exercise Price for the Purchased Shares: $

Form of payment, enclosed [check all that apply]:

☐	Check for $ , made payable to "Alibris, Inc."	☐	Certificate(s) for shares of the Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date when this notice is received by the Company.)
		☐	Attestation Form covering shares of the Common Stock of the Company. (These shares will be valued as of the date when this notice is received by the Company.)

Names in which the Purchased Shares should be registered [you must check one]:

☐	In my name only
☐	In the names of my spouse and myself as community property	My spouse's name (if applicable):

☐	In the names of my spouse and myself as joint tenants with right of survivorship
The certificate for the Purchased
Shares should be sent to the
following address:

You must sign this Notice on the second page before submitting it to the Company.

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.
I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any "distribution" of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

2.
I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.
I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.
I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited "broker's transaction" and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.
I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.
I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.
I am aware that my investment in the Company is a speculative investment which has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.
I acknowledge that the Purchased Shares remain subject to the Company's right of first refusal and may remain subject to the Company's right of repurchase at the exercise price, all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.
I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.
I acknowledge that I have received a copy of the Company's memorandum regarding the federal income tax consequences of an option exercise and the tax election under section 83(b) of the Internal Revenue Code. In the event that I choose to make a section 83(b) election, I acknowledge that it is my responsibility—and not the Company's responsibility—to file the election in a timely manner, even if I ask the Company or its agents to make the filing on my behalf. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

11.
I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:

, 19

SECTION 83(b) ELECTION

        This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2.

(1)
The taxpayer who performed the services is:
Name:
Address:

Social Security No.:
(2)
The property with respect to which the election is made is            shares of the common stock of Alibris, Inc.

(3)
The property was transferred on                         ,     .

(4)
The taxable year for which the election is made is the calendar year             .

(5)
The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of installments over a            -year period ending on                              ,     .

(6)
The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $    per share.

(7)
The amount paid for such property is $            per share.

(8)
A copy of this statement was furnished to Alibris, Inc., for whom taxpayer rendered the services underlying the transfer of such property.

(9)
This statement is executed on                                     ,             .

Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which the Optionee files his or her Federal income tax returns and must be filed within 30 days after the date of purchase. This filing should be made by registered or certified mail, return receipt requested. The Optionee must retain two copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

QuickLinks

  Exhibit 10.04
ALIBRIS 1998 STOCK OPTION PLAN
ALIBRIS 1998 STOCK OPTION PLAN
OPTION AGREEMENT UNDER THE ALIBRIS 1998 OPTION PLAN
CONSENT OF SPOUSE
ALIBRIS, INC. 1998 STOCK PLAN NOTICE OF STOCK OPTION EXERCISE
REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE
SECTION 83(b) ELECTION